FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                               CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


                             December 5, 2002
                             -----------------
                              Date of Report



                            LBO CAPITAL CORP.
                       --------------------------
       (Exact Name of Registrant as specified in its charter)


Colorado                      33-19107                            38-2780733
-------------------       ---------------                    ---------------


State or other              (Commission                     (I.R.S. Employer
jurisdiction of             file number)               Identification Number)
incorporation or
organization)


32751 Middlebelt Rd., Suite B
Farmington Hills, Michigan                                        48334-1726
---------------------------------                         ------------------
(Address of Principal Executive Offices)                           (Zip Code)

                              (248) 851-5651
                      ----------------------------------
            Registrant's telephone number, including area code:

                               N/A
                   ----------------------------
     Former name or former address, if changed from last report

ITEM 5:  Other Events

Effective December 4, 2002, the Board of Directors of LBO Capital Corp. (the "Registrant") adopted a resolution extending the exercise period of the Registrant's warrants issued to its directors from December 4, 2002 to December 4, 2003. The warrants were issued as follows:

              Director                         Number of Shares
           ---------------                   ------------------

            Thomas W. Itin                         1,000,000
            Anthony B. Cashen                        200,000
            Robert W. Schwartz                       100,000

The warrants entitles its holder to purchase one share of the Registrant's $.0001 par value common stock for $.04 each share and can be exercised at any time prior to the extended expiration date of December 4, 2003.

The Registrant's Controller notified the Registrant's Stock Transfer Agent by fax as to the extensions.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               LBO CAPITAL CORP.


                                         By:  s/s  Thomas W. Itin
                                             -----------------------
                                             Thomas W. Itin, President

Date: December 5, 2002